Subsequent Events	12 Months Ended
Dec. 31, 2021
Subsequent Events
Subsequent Events

15. Subsequent Events

Securities Class Action Suit

On January 18, 2022, a federal securities class action complaint was filed against the Company, its then current Chief Executive Officer, Jonathan Javitt, and its former Chief Financial Officer, William Fricker, by purported stockholder Cristian Dal Bosco (the “Dal Bosco Complaint”). The Dal Bosco Complaint alleges that the Company made false or misleading statements or otherwise failed to disclose that the Company’s EUA application contained insufficient data regarding the potential benefits and risks of ZYESAMI and, accordingly, the FDA was unlikely to approve it. The Company believes the Dal Bosco Complaint is baseless and without merit and intends to defend itself vigorously. There can be no assurance, however, that the Company will be successful. The Dal Bosco Complaint has not been served on the Company, but its filing has led to the filing, and threatened filing, of almost verbatim class action complaints.

Private Placement

On February 2, 2022, the Company completed a private placement and issued 7,824,727 shares of common stock and preferred investment options to purchase up to an aggregate of 7,824,727 shares of common stock. The purchase price for one share of common stock and one preferred investment option was $3.195. The investment options have an exercise price of $3.07 per share. The aggregate gross proceeds to the Company were approximately $25.0 million, before deducting placement agent fees and other offering expenses.

In connection with the Private Placement, the Company entered into a Registration Rights Agreement with the purchasers of the Securities. The Company’s registration statement on Form S-1 to register the Securities has not been filed as of the date of this annual report.

Retirement of Dr. Jonathan Javitt

On March 8, 2022, Dr. Jonathan Javitt announced his retirement from his position as Chief Executive Officer of the Company, effective immediately. As part of the transition, Dr. Javitt has agreed to serve as Chief Scientist on a consulting basis and remain on the Company’s Board.

Executive Officer Appointments

On March 8, 2022, the Board appointed Mr. Robert Besthof to serve as Interim Chief Executive Officer of the Company during the transition. Mr. Besthof has served as the Company’s Head of Operations and Chief Commercial Officer for the Company and its predecessor since 2016 where he was responsible for managing the Company’s operations, partnerships, and therapeutics pipeline.

On March 15, 2022, the Board appointed Mr. Ira Strassberg to serve as Chief Financial Officer (CFO) and Treasurer of the Company effective immediately. Mr. Strassberg has been serving as a financial consultant to the Company since August 2021.

BriLife Vaccine.

On March 20, 2022, the Company informed the Israel Institute for Biological Research (“IIBR”) that the Company would not enter into any license agreement for the development of the BriLifeTM vaccine as contemplated by the Memorandum of Understanding, dated July 11, 2021.